UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020 (December 1, 2020)

Petros Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices)    (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 (the “Securities Act”), as amended (the “Exchange Act”). These forward-looking statements are based upon management's assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as "intend," "plan," "may," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity," "forecast," "should" and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in Petros Pharmaceuticals, Inc.’s (“Petros,””we,” “our,” “us” or the “Company”) joint proxy/prospectus on Form S-4 and in periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that  the Company may make with the SEC. The Company cautions readers that the forward-looking statements included in this Report represent our estimates and assumptions only as of the date of this Report and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management's beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.

The Company undertakes no obligation to update or revise any forward-looking statements contained in this Report, whether as a result of new information, future events, a change in our views or expectations or otherwise, except as required by federal securities laws.

Explanatory Note

On December 1, 2020, Petros Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Petros”), Neurotrope, Inc., a Nevada corporation (“Neurotrope”), PM Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Petros (“Merger Sub 1”), PN Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of Petros (“Merger Sub 2”), and Metuchen Pharmaceuticals LLC, a Delaware limited liability company (“Metuchen”), consummated the transactions (the “Mergers”) contemplated by that certain Agreement and Plan of Merger by and among the Company, Neurotrope, Merger Sub 1, Merger Sub 2 and Metuchen, dated as of May 17, 2020 (the “Original Merger Agreement”), as amended by the First Amendment to the Original Merger Agreement (the “First Amendment”), dated as of July 23, 2020 and the Second Amendment to the Original Merger Agreement, dated as of September 30, 2020 (the “Second Amendment” and, together with the Original Merger Agreement and the First Amendment, the “Merger Agreement”). As a result of the Mergers and following the anticipated spin-off of Neurotrope’s wholly-owned subsidiary, Neurotrope Bioscience, Inc., to the holders of Neurotrope Common Stock (as defined below) immediately prior to the Mergers expected to occur on December 7, 2020, Petros will be an independent company focused on men’s health therapeutics with a full range of commercial capabilities including sales, marketing, regulatory and medical affairs, finance, trade relations, pharmacovigilance, market access relations, manufacturing, and distribution.

Upon consummation of the Mergers, each outstanding common unit or preferred unit of Metuchen was exchanged for a number of shares of Petros common stock, par value $0.0001 per share (the “Petros Common Stock”), equal to 0.4968, which resulted in an aggregate of 4,949,610 shares of Petros Common Stock issued to the holders of Metuchen units in the Mergers. In addition, each holder of Neurotrope common stock, par value $0.0001 per share (the “Neurotrope Common Stock”) received one (1) share of Petros Common Stock for every five (5) shares of Neurotrope Common Stock held, and each holder of Neurotrope preferred stock, par value $0.001 per share (the “Neurotrope Preferred Stock”) received one (1) share of Petros preferred stock (the “Petros Preferred Stock”) for every one (1) share of Neurotrope Preferred Stock held. In addition, each holder of outstanding options to purchase Neurotrope Common Stock or outstanding warrants to purchase Neurotrope Common Stock that were not previously exercised prior to the consummation of the Mergers was converted into equivalent options and warrants to purchase one (1) share of Petros Common Stock for every five (5) shares of Neurotrope Common Stock outstanding pursuant to such options or warrants. On October 29, 2020, the SEC declared effective the Company’s Registration Statement on Form S-4 (File No. 333-240064) (the “Form S-4”) pursuant to which the Petros Common Stock was issued. On November 2, 2020, the Company and Neurotrope filed the definitive proxy statement/prospectus which formed a part of the Form S-4 (the “Proxy Statement/Prospectus”). On December 1, 2020, the Petros Common Stock was approved for listing on the Nasdaq Capital Market. As a result, on December 2, 2020, regular way trading of the Petros Common Stock is expected to commence on the Nasdaq Capital Market under the symbol “PTPI”.

As a result of the Mergers, the former Neurotrope shareholders collectively own approximately 4,758,133 shares of Petros Common Stock and 500 shares of Petros Preferred Stock and the former Metuchen unit holders collectively own 4,949,610 shares of Petros Common Stock. Accordingly, the former Metuchen unit holders collectively own approximately 51% of Petros and the former Neurotrope shareholders collectively own approximately 49% of Petros.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Merger Agreement, which is filed as Exhibits 2.1, 2.2 and 2.3 to this Report and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Mergers, the Company entered into the following agreements:

Registration Rights Agreement

On December 1, 2020, Petros entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with JCP III SM AIV, L.P. and its affiliates who hold Petros capital stock (the “Juggernaut Holders”). Under the Registration Rights Agreement, the Juggernaut Holders have the demand registration rights and piggyback registration rights described below, in either case, registering the resale of their shares of Petros Common Stock. These registration rights are subject to conditions and limitations.

Demand Registration Rights

Petros is obligated no later than 45 days following the effective time of the Mergers to file a shelf registration statement under Rule 415 of the Securities Act covering the resale of all the shares of Petros capital stock held by the Juggernaut Holders and to use commercially reasonable efforts to have such shelf registration statement declared effective. Following the nine month anniversary of the date of the Registration Rights Agreement, Juggernaut Holders of at least $10.0 million worth of Petros’ registrable securities shall have the right to sell all or part of their registrable shares of Petros capital stock by delivering a written request to Petros for an underwritten offering. In the event a shelf registration statement has been declared effective and is unavailable, Juggernaut Holders of at least $10.0 million worth of Petros’s registrable securities shall have the right to require Petros to effect a long-form registration statement. In no event will the Registration Rights Agreement require Petros file more than two long-form registration statements or require Petros to cause a long-form registration statement to be declared effective within a period of 90 days after the effective date of any other registration statement, other than a Form S-4 or Form S-8 or comparable form.

Piggyback Registration Rights

If Petros proposes to file a registration statement under the Securities Act for the purposes of registering Petros securities, other than a registration statement on Form S-4 or Form S-8 or any similar successor forms thereto, the Juggernaut Holders are entitled to receive notice of such registration and to request that Petros includes their registrable securities for resale in the registration statement.

Expenses of Registration

Petros will pay all registration expenses, other than underwriting discounts and commissions, related to any demand or piggyback registration. The Registration Rights Agreement contains customary cross-indemnification provisions, pursuant to which Petros is obligated to indemnify the selling Juggernaut Holders, in the event of misstatements or omissions in the registration statement attributable to Petros except in the event of fraud, and the selling Juggernaut holders are obligated to indemnify Petros for misstatements or omissions attributable to them.

Expiration of Registration Rights

The registration rights will terminate five years from the date of the Registration Rights Agreement.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Report and is incorporated by reference into this Item 1.01.

License and Commercialization Agreement

In connection with the consummation of the Mergers, the Company assumed Metuchen’s rights and obligations under that certain Commercial Supply Agreement by and between VIVUS, Inc. (“Vivus”) and Metuchen, dated as of September 30, 2016 (the “License Agreement”), pursuant to which, Meutchen purchased and received the license for the commercialization of Stendra®. The License Agreement gives Metuchen the right to sell avanafil in the U.S. and its territories, Canada, South America, and India. In December 2000, Vivus originally was granted the license from Mitsubishi Tanabe Pharma Corporation (“MTPC”) to develop, market, and manufacture avanafil. Stendra® was approved by the Food and Drug Administration (“FDA”) in April 2012 to treat male erectile dysfunction.

Petros will pay MTPC a royalty of 5% on the first $500 million of net sales and 6% of net sales thereafter. In consideration for the trademark assignment and the use of the trademarks associated with Stendra® and the Vivus technology, Petros shall (a) during the first, second, and third years following the expiration of the royalty period in a particular country in Petros’ territory, pay to Vivus a royalty equal to 2% of the net sales of Stendra® in such territory; and (b) following the fourth and fifth years following the end of the royalty period in such territory, pay to Vivus a royalty equal to 1% of the net sales of Stendra® in such territory. After the royalty period, no further royalties shall be owed with respect to net sales of Stendra® in such territory. In addition, Petros will be responsible for a pro-rata portion of a one-time $6 million milestone payment to be paid once $250 million in sales has been reached on the separate revenue stream of Stendra® during any calendar year.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the License Agreement, which is filed as Exhibit 10.2 to this Report and is incorporated by reference into this Item 1.01.

Commercial Supply Agreement

In connection with the consummation of the Mergers, the Company assumed Metuchen’s rights and obligations under that certain Commercial Supply Agreement by and between VIVUS, Inc. (“Vivus”) and Metuchen, dated as of September 30, 2016 (the “Supply Agreement”), which Metuchen and Vivus entered into in connection with the License Agreement. The Supply Agreement requires that Vivus manufacture, test, and supply Stendra® to Metuchen or its designee, directly or through one or more third parties for a period of 5 years. Under the terms of the Supply Agreement, Petros is required to make minimum annual purchases of Stendra. The Supply Agreement is effective through September 30, 2021.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Supply Agreement, which is filed as Exhibit 10.3 to this Report and is incorporated by reference into this Item 1.01.

Logistics Services Agreement

In connection with the consummation of the Mergers, the Company assumed Metuchen’s rights and obligations under that certain Logistics Services Agreement by and between McKesson Specialty Care Distribution Corporation (“McKesson”) and Metuchen, dated as of November 28, 2018 (the “Services Agreement”). The Services Agreement grants McKesson an exclusive right to the distribution of Stendra® to its own retail pharmacies and to handle Metuchen’s distribution to Cardinal Health and AmerisourceBergen.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Supply Agreement, which is filed as Exhibit 10.4 to this Report and is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Report is incorporated by reference into this Item 2.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Report is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information provided in Explanatory Note of this Report is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Upon the close of the Mergers, the size of the Company’s board of directors (the “Board of Directors”) was increased from two to five directors and Bruce T. Bernstein, Greg Bradley, and Wayne Walker were appointed to fill the resulting vacancies and to serve on the committees of the Board of Directors set forth opposite each director’s name below:

NAME	AGE AT DECEMBER 1, 2020	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING COMMITTEE
Bruce T. Bernstein	56	Chair	✓	✓
Greg Bradley	60			✓
Wayne R. Walker	61	✓	✓	Chair

The information with respect to Messrs. Bernstein, Bradley and Walker in the Company’s final prospectus dated October 30, 2020, filed with the SEC on November 2, 2020 pursuant to Rule 424(b)(3) under the Securities Act (the “Final Prospectus”) in the section entitled “Management Following the Merger—Executive Officers and Directors—Non-Employee Directors” is incorporated by reference into this Item 5.02. Following completion of the Mergers, the Board of Directors will determine compensation to be paid to members who are independent directors.

There is no arrangement or understanding between any of the directors identified above and any other person pursuant to which he was selected as a director. None of the directors identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Officers

Charles Ryan

On December 1, 2020, Charles S. Ryan, J.D., Ph.D. was terminated from his employment with Neurotrope and Neurotrope Biosciences, Inc. (“Neurotrope Biosciences”), a wholly-owned subsidiary of Neurotrope, including his positions as the Chief Executive Officer of Neurotrope and any and all other positions that Dr. Ryan held with Neurotrope, Neurotrope Biosciences, or any of Neurotrope’s subsidiaries or other affiliated entities.

Andrew Gesek

On December 1, 2020, in connection with the consummation of the Mergers, the Company’s Board of Directors appointed Andrew Gesek to serve as President, Timm Medical, a position he has held since January 2016. Mr. Gesek, age 50, brings over twenty years of diverse commercial and financial experience to the table. Prior to taking on the role at Timm Medical, Mr. Gesek served from October 2009 to December 2015 as Vice President, Commercial Operations and Business Strategy & General Manager, Established Brands Portfolio for Endo International plc, where he worked closely with the President of the Branded Pharmaceuticals business to set, measure and refine the strategy for the business unit while leading a team of 20 people who provided operational support to the business. From October 2009 to December 2015, Mr. Gesek held the position of Senior Director, Business Strategy & New Product Planning at Endo International plc. After starting his career in finance at Janssen Pharmaceutica, Mr. Gesek transitioned to pharmaceutical sales and over the course of twenty years has worked in areas including: Finance, Sales, Sales Operations, Forecasting, Valuation Commercial Analytics, Business Development and Corporate Strategy in companies including Janssen, Novartis International AG, Pharmacia & Upjohn, Wyeth, LLC, Pfizer Inc., and British Technology Group International. Mr. Gesek holds a B.S. in Accounting and Finance from Drexel University and an M.B.A. from the Wharton School of Business.

There is no arrangement or understanding between Mr. Gesek and any other person pursuant to which he was selected as an officer. Mr. Gesek is not, and has not been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Petros 2020 Equity Plan

At the special meeting of Neurotrope stockholders held on November 25, 2020, Neurotrope stockholders approved the Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (the “2020 Plan”). The 2020 Plan had previously been approved by Neurotrope’s Board of Directors, subject to stockholder approval. Under the 2020 Plan, the maximum aggregate number of shares of common stock that may be issued or transferred under the 2020 Plan with respect to awards made on and after the effective date of the 2020 Plan is 1,078,346 shares.

For a description of the 2020 Plan, please refer to “Proposal No. 3: Approval of the Petros 2020 Equity Plan” in the Proxy Statement/Prospectus, which description is incorporated by reference into this Item 5.02. The description of the 2020 Plan is qualified in its entirety by reference to the complete terms and conditions of the 2020 Plan, which is filed as Exhibit 10.5 to this Report and is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Mergers and pursuant to the Merger Agreement, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety, including, among other things, to authorize the issuance of the Petros Common Stock and Petros Preferred Stock. The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company, which are filed as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On December 2, 2020, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Report no later than 71 calendar days after the date this Report on Form 8-K was required to be filed.

(b) Pro Forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Report no later than 71 calendar days after the date this Report on Form 8-K was required to be filed.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated as of May 17, 2020, by and among Petros Pharmaceuticals, Inc., Neurotrope, Inc., PM Merger Sub 1, LLC, PN Merger Sub 2, Inc. and Metuchen Pharmaceuticals LLC (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-4 filed on October 28, 2020).
2.2	First Amendment to Agreement and Plan of Merger, dated as of July 23, 2020, by and between Petros Pharmaceuticals, Inc., PM Merger Sub 1, LLC, PN Merger Sub 2, Inc., Neurotrope, Inc. and Metuchen Pharmaceuticals LLC (incorporated by reference to Exhibit 2.2 to the Company’s Registration Statement on Form S-4 filed on October 28, 2020).
2.3	Second Amendment to Agreement and Plan of Merger, dated as of September 30, 2020, by and between Petros Pharmaceuticals, Inc., PM Merger Sub 1, LLC, PN Merger Sub 2, Inc., Neurotrope, Inc. and Metuchen Pharmaceuticals LLC (incorporated by reference to Exhibit 2.3 to the Company’s Registration Statement on Form S-4 filed on October 28, 2020).
3.1	Amended and Restated Certificate of Incorporation of Petros Pharmaceuticals, Inc.
3.2	Amended and Restated Bylaws of Petros Pharmaceuticals, Inc.
10.1	Registration Rights Agreement, dated as of December 1, 2020, by and among Petros Pharmaceuticals, Inc. and JCP III SM AIV, L.P.
10.2+	License and Commercialization Agreement by and between VIVUS, Inc. and Metuchen Pharmaceuticals LLC, dated September 30, 2016 (incorporated by reference to Exhibit 10.3 the Company’s Registration Statement on Form S-4 filed on October 28, 2020).
10.3+	Commercial Supply Agreement by and between VIVUS, Inc. and Metuchen Pharmaceuticals LLC, dated September 30, 2016 (incorporated by reference to Exhibit 10.4 the Company’s Registration Statement on Form S-4 filed on October 28, 2020).
10.4+	Logistics Services Agreement by and between McKesson Specialty Care Distribution Corporation and Metuchen Pharmaceuticals LLC, dated November 28, 2018 (incorporated by reference to Exhibit 10.5 the Company’s Registration Statement on Form S-4 filed on October 28, 2020).
10.5†	Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (incorporated by reference to Annex D the Company’s Registration Statement on Form S-4 filed on October 28, 2020).
99.1	Press release issued on December 2, 2020.

†            Management contract or compensatory plan or arrangement.

*            Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or exhibit as a supplement to the SEC or its staff upon request.

+            Certain provisions and terms of exhibits have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The registrant will furnish a copy of any omitted provision and/or terms of exhibits to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: December 2, 2020	By:	/s/ Fady Boctor
Name: Fady Boctor Title: President and Chief Commercial Officer